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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 2, 2004

MARKWEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
(Address of principal executive offices)

Registrant's telephone number, including area code: 303-290-8700

ITEM 9. REGULATION FD DISCLOSURE

        On June 2, 2004, MarkWest Hydrocarbon, Inc. (the "Company"), which controls the general partner of MarkWest Energy Partners, L.P. (the "Partnership"), issued a press release announcing James G. Ivey had been named Chief Financial Officer. A copy of the Company's press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Partnership under the Securities Act of 1933, as amended.

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SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P. (Registrant)
	By:	MARKWEST ENERGY GP, L.L.C.
Its General Partner
Date: June 3, 2004	By:	/s/ JAMES G. IVEY James G. Ivey, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated June 2, 2004

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  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX